Fees Summary	Jan. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,250,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,382.23
Total Offset Amount	1,056.39
Net Fee	$ 1,325.84